NEWS
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Cooper Tire Europe Moving Forward with Proposal
to Cease Light Vehicle Tire Production at England Facility

Findlay, Ohio, Jan. 18, 2019 - Cooper Tire & Rubber Company Europe Ltd., a subsidiary of Cooper Tire & Rubber Company (NYSE: CTB) today announced it will move forward with a previously announced proposal to cease light vehicle tire production at its Melksham, England facility. The plan is geared to help Cooper Tire Europe enhance its competitiveness in the global tire industry.

The collective consultation process with employee representatives at the facility, which began in October 2018, has concluded and it is expected that light vehicle tire production will be phased out over a period of approximately 10 months at the site with an estimated 300 roles eliminated. Cooper Tire Europe will obtain light vehicle tires to meet customer needs from other sites within Cooper’s global production network. Employees whose roles will be eliminated will receive appropriate notice, enhanced separation pay and continued career services.

Approximately 400 roles will remain in Melksham to support functions that will continue there, including motorsports and motorcycle tire production, a materials business, Cooper Tire Europe headquarters and sales and marketing, and the Europe Technical Center.

“We are doing all possible to assist impacted employees as we take this necessary step to enhance Cooper Tire Europe’s competitiveness, enable our growth plans and secure a sustainable long-term future for our business,” said Jaap van Wessum, General Manager - Cooper Tire Europe.

Forward Looking Statements
This release contains what the company believes are “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995, regarding projections, expectations or matters that the company anticipates may happen with respect to the future performance of the industries in which the company operates, the economies of the U.S. and other countries, or the performance of the company itself, which involve uncertainty and risk. Such “forward-looking statements” are generally, though not always, preceded by words such as “anticipates,” “expects,” “will,” “should,” “believes,” “projects,” “intends,” “plans,” “estimates,” and similar terms that connote a view to the future and are not merely recitations of historical fact. Such statements are made solely on the basis of the company’s current views and perceptions of future events, and there can be no assurance that such statements will prove to be true.
These forward-looking statements include, among others, statements regarding the company’s subsidiary’s plans to cease light vehicle tire production in Melksham and continue its other operations. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including the timing to discontinue light vehicle tire production, the ability and timing to obtain these tires from other company facilities, turnover of employees, the impact on other operations, and the company’s ability to realize the benefits contemplated by the action.
It is not possible to foresee or identify all such factors. Any forward-looking statements in this release are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Prospective investors are cautioned that any such statements are not a guarantee of future performance and actual results or developments may differ materially from those projected.
The company makes no commitment to update any forward-looking statement included herein or to disclose any facts, events or circumstances that may affect the accuracy of any forward-looking statement. Further information covering issues that could materially affect financial performance is contained in the company’s filings with the U.S. Securities and Exchange Commission.
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Cooper Tire Europe--2

About Cooper Tire & Rubber Company
Cooper Tire & Rubber Company (NYSE: CTB) is the parent company of a global family of companies that specializes in the design, manufacture, marketing and sale of passenger car, light truck, medium truck, motorcycle and racing tires. Cooper's headquarters is in Findlay, Ohio, with manufacturing, sales, distribution, technical and design operations within its family of companies located in more than one dozen countries around the world. For more information on Cooper, visit www.coopertire.com, www.facebook.com/coopertire or www.twitter.com/coopertire.

Investor Contact:
Jerry Bialek
419.424.4165
investorrelations@coopertire.com

Media Contact:
Anne Roman
419.429.7189
alroman@coopertire.com